EXHIBIT 10.4


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of October 31, 2001, by and among CATEGORY 5 TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and MITCHELL EDWARDS, an individual ("Executive").

                                    RECITALS:

         WHEREAS, on June 1, 2000, Company and Executive entered into that certain Employment Agreement, a copy of which is attached hereto as Annex I (the "Employment Agreement"); and

         WHEREAS, Company and Executive desire to amend the Employment Agreement as provided in this Amendment to correct a typographical error in Section 2 of the Employment Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Company and Executive agree as follows:


         1. Term. All References to December 31, 2003, in Section 2 shall be deleted and replaced with December 31, 2004.

         2. No Other Amendment. Except as expressly amended pursuant to this Amendment, the terms of the Employment Agreement shall remain in full force and effect.

         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the Company and Executive have executed and delivered this Amendment as of the day and year first above written.

                                                 CATEGORY 5 TECHNOLOGIES, INC.
                                                 a Nevada corporation



                                                 /s/ William C. Gibbs
                                                 ------------------------------
                                                 Name:  William C. Gibbs
                                                 Title: Chief Executive Officer


                                                 MITCHELL EDWARDS
                                                 an individual


                                                 /s/ Mitchell Edwards
                                                 ------------------------------
                                                 Mitchell Edwards



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                                     ANNEX I
                                     -------

                              Employment Agreement



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